SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

 Filed by the  Registrant  [x]
 Filed by a Party  other than the Registrant [_]

Check the appropriate box
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[x]           Preliminary Proxy Statement
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[  ]          Confidential, for Use of the Commission Only (as permitted by Rule
              14a-6(e)(2))
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[  ]          Definitive Proxy Statement
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[  ]          Definitive Additional Materials
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[  ]          Soliciting Material Pursuant toss.240.14a-12
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                                   NELX, INC.
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                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
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                                   NELX, INC.
                          300 Summers Street, Suite 970
                         Charleston, West Virginia 25301

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER __, 2005


         A special meeting of the shareholders of NELX, Inc. (the "Company") will be held at ____________________________, on December ___, 2005 at 10:00
a.m. local time for the following purposes:

1. To elect our board of directors until the next annual meeting or until their successors are elected and qualified;

2. To approve the changing of the Company's name to "Jacobs Financial Group, Inc.";

3. To approve an amendment to the Company's Articles of Incorporation to provide the board of directors the authority to designate and issue series of preferred stock;

4.       To approve the reincorporation of the Company from Kansas to Delaware;

5.       To approve the adoption of the NELX,  Inc. 2005 Stock  Incentive  Plan;
         and

6. To transact such other business as may properly come before the meeting.

         Attached to this notice is a Proxy Statement relating to the proposals to be considered at the Special Meeting. The Board of Directors has fixed the close of business on November __, 2005 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. In the event that the Special Meeting is adjourned for at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon any matter set forth in this notice.

         Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the Special Meeting. You may revoke your proxy at any time prior to its exercise or by attending the Special Meeting and voting in person.

         All shareholders are cordially invited to attend the Special Meeting.

                                     By Order of the Board of Directors,


                                     John M. Jacobs
                                     President

                                   NELX, INC.
                          300 Summers Street, Suite 970
                         Charleston, West Virginia 25301


                                 PROXY STATEMENT

                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS


                               DECEMBER ___, 2005

                            ------------------------

                               General Information

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of NELX, Inc. ("NELX," the "Company" or "we") for use at the Special Meeting of Shareholders to be held on December ___, 2005 or at any adjournment or postponement thereof.

         The Company's Annual Report to Shareholders for the year ended May 31, 2005 is being mailed to shareholders with the mailing of this Proxy Statement on or about November __, 2005.

EXPENSE OF SOLICITATION

         NELX will bear all costs of solicitation of proxies. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials. Solicitation of proxies by mail may be supplemented by telephone, telecopier or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for any such services.

REVOCABILITY OF PROXIES

         Any shareholder giving a proxy in the enclosed form has the power to revoke it at any time before it is exercised. You may revoke your proxy by delivering to the Secretary of the Company at the address given above a written notice of revocation or another duly executed proxy bearing a later date. You may also revoke your proxy by attending the Special Meeting and voting in person.

RECORD DATE, VOTING AND SHARE OWNERSHIP

         NELX's common stock, $0.0001 par value per share (the "Common Stock"), is the only class of voting securities outstanding and entitled to vote at the Special Meeting. As of the close of business on November ___, 2005, the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting, [122,663,860] shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter.

         The presence at the Special Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast at the Special Meeting will constitute a quorum. Shares represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares represented by "broker non-votes" will not be treated as present for purposes of determining a quorum; however, shares voted by a broker on any issue other than a procedural motion will be considered present for all quorum purposes, even if the shares are not voted on every matter. A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received.

         A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Special Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be counted:

         "For" the election of the nominees for director listed herein;

         "For" the changing of the Company's name to "Jacobs Financial Group, Inc.";

         "For" the approval of an amendment to the Company's Articles of Incorporation to provide for preferred stock that may be designated and issued by the board of directors;

         "For" the reincorporation of the Company from Kansas to Delaware; and

         "For" the approval and adoption of the NELX, Inc. 2005 Stock Incentive Plan (the "2005 Stock Incentive Plan" or the "Plan").

         Abstentions and broker non-votes will not be counted as votes and, therefore, will not affect the election of the directors, the name change, the reincorporation in Delaware or the adoption of the 2005 Stock Incentive Plan. The shareholders of the Company are not entitled to dissenters' or appraisal rights under the Kansas Corporation Act in connection with the reincorporation of the Company from Kansas to Delaware.

PROPOSAL 1. ELECTION OF DIRECTORS

         The Company's By-laws currently provide for the number of directors of the Company to be established by resolution of the Board. The Board has currently fixed the number of directors at three (3) persons, and three (3) directors will be elected at the Special Meeting, each director to hold office until the next annual meeting of shareholders or until his successor is elected and is qualified. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees for director set forth below. If any nominee shall be unwilling or unable to serve as director, all proxies will be voted for the election of such other person as shall be determined by the proxy holders in accordance with their best judgment. The Company is not aware of any reason why any nominee for director should become unavailable for election, or, if elected, should be unable to serve as director.

         A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present may elect directors.

         The current directors and executive officers of the Company, and their ages and positions, are as follows:

     Name                             Age         Company Position
     ----                             ---         ----------------
     John M. Jacobs                   52          Chief    Executive    Officer,
                                                  President and Director
     Frederick E. Ferguson            71          Director
     C. David Thomas                  52          Director


John M. Jacobs                                               Director since 2001
--------------

Mr. Jacobs is a SEC registered investment advisor, Certified Public Accountant, and is licensed as a resident insurance agent in West Virginia and holds non-resident agent licenses in several other states. For the past five years, Mr. Jacobs has served as a Director and President of both Jacobs & Company and FS Investments, Inc. Prior to establishing his investment advisory business in 1988, Mr. Jacobs was a practicing public accountant for over thirteen years, during which he was a managing partner of his accounting firm and a business and personal advisor to his clients, many of whom were and are in the coal industry. Mr. Jacobs has served as a director and President of NELX, Inc. since May 2001.

Frederick E. Ferguson                                        Director since 2002
---------------------

Mr. Ferguson is retired coal operator who has a diverse experience with respect to business and the coal industry. Prior to owning his own company, Mr. Ferguson began the first half of his career as a state and federal mine inspector. During the later half of his career, Mr. Ferguson owned his own coal company and was involved in all facets of mining production. He has served as a Director of FS Investments, Inc. since its inception in December 1997, and has served as a director of NELX, Inc. since July 2002.

C. David Thomas                                              Director since 2002
---------------

Mr. Thomas is a licensed resident insurance agent in West Virginia and holds non-resident agent licenses in several other states. Mr. Thomas began his surety career in 1976 with United States Fidelity and Guaranty Company and served as the surety underwriter in the Charleston, WV branch office until 1979. At that time he joined George Friedlander & Company, a regional insurance agency based in Charleston, WV, where he presently serves as Vice President and Manager of the Surety Department. Mr. Thomas is a shareholder and Director of George Friedlander & Company. He has served as a Director of FS Investments, Inc. since its inception in December 1997, and has served as a director of NELX, Inc. since July 2002.

The names of the nominees for directors, and certain information about them, are set forth below:

John M. Jacobs
--------------
See above description.

Frederick E. Ferguson
---------------------
See above description.

C. David Thomas
---------------
See above description.

There are no family relationships among the Company's directors and executive officers.

During the past five years, there have been no filings of petitions under federal bankruptcy laws, or any state insolvency laws, by or against any business of which any director or executive officer of the Company was a general partner or executive officer at the time or within two years before the time of such filing.

During the past five years, no director or executive officer of the Company has been convicted in a criminal proceeding or been subject to a pending criminal proceeding.

During the past five years, no director or executive officer of the Company has been the subject of any order, judgment, or decree (not subsequently reversed, suspended or vacated by a court of competent jurisdiction) permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

During the past five years, no director or executive officer of the Company has been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company during the fiscal years ended May 31, 2003, 2004 and 2005 to the Chief Executive Officer of the Company ("the Named Executive Officer"). Other than the Chief Executive Officer, no executive officer of the Company received total compensation from the Company in excess of $100,000.

                                                          Annual Compensation
                                Year Ended May
 Name and Principal Position        31,              Salary ($)        Bonus ($)
 ---------------------------       ----              ----------        ---------

 John M. Jacobs (a)                2005               $150,000                $0
 Chief Executive Officer           2004               $150,000                $0
                                   2003               $150,000                $0

(a) Mr. Jacobs was appointed Chief Executive Officer of NELX in May 2001 and the amounts reported represent compensation paid to Mr. Jacobs as Chief Executive Officer of the Company and its subsidiaries during the fiscal years 2005, 2004, and 2003.

DIRECTOR COMPENSATION

There were no cash payments or other compensation paid or set aside directly or indirectly to or for the benefit of any director of the Company for the 2005, 2004 or 2003 fiscal years. The By-laws of the Company provide that the members of the Board of Directors shall be paid a fee of $100 for attendance at each meeting of the Board; however, this provision has been waived by all members of the Board.

EMPLOYMENT AGREEMENTS, SEVERANCE AND OTHER AGREEMENTS WITH MANAGEMENT

The Company has no employment contracts or termination of employment or change of control arrangements with any officer.

                 BOARD COMMITTEES, MEETINGS AND RELATED MATTERS

         The Board held two meetings during the fiscal year ended May 31, 2005. All directors attended more than 75% of the Board meetings and the meetings of the committees of the Board on with such directors served. The Board does not have a standing audit committee, or nominating committee. Given the size and nature of the Company and its Board, the Board has not established a separate nominating committee. Each member of the Board participates in the consideration of director nominees as described further below under the heading "Director Nomination Process." Mr. Ferguson and Mr. Thomas comprise the Board's compensation committee.


DIRECTOR NOMINATION PROCESS

The Board of Directors will consider potential nominees brought to its attention by any director or officer of the Company and will consider such candidates based on their achievement in business, education or public service, experience

(including management experience in a public company), background, skills, expertise, accessibility and availability to serve effectively on the Board. The Board of Directors will also consider nominees recommended in good faith by stockholders. Stockholders should submit the candidate's name, credentials, contact information and his or her written consent to be considered as a candidate to the Board of Directors in care of the Secretary of the Company at 300 Summers Street, Suite 970, Charleston, West Virginia 25301, no earlier than 120 days or later than 90 days prior to the first anniversary of the last preceding annual or special meeting of the stockholders at which directors were elected. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). Such stockholder recommended candidates will be evaluated in the same manner as candidates nominated by any other person. We do not pay any fees to any third parties for assisting us with nominations and evaluations of candidates for director, nor do we obtain such services from third parties.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may send communications to the Board of Directors at the following address: 300 Summers Street, Suite 970, Charleston, West Virginia 25301, specifying whether the communication is directed to the entire Board of Directors, the independent directors or to a particular director.

AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors has determined that John M. Jacobs, the Company's President and Chief Executive Officer, is the Board's "audit committee financial expert" within the meaning of Item 401(e)(2) of Regulation S-B. Mr. Jacobs is not independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock as of September 30, 2005 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the directors and director nominees, (iii) the Named Executive Officers and (iv) all directors and executive officers as a group. Unless otherwise noted, such persons have sole voting and investment power with respect to such shares.


          Name and Address of                     Amount and Nature of
            Beneficial Owner                    Beneficial Ownership (1)          Percent of Class (2)
            ----------------                    ------------------------          --------------------

John M. Jacobs                                       16,281,460 (3)                       13.27%
300 Summers Street, Suite 970
Charleston, WV  25351

Charles L. Stout and                                 13,175,000 (4)                       10.74%
Marilyn Stout
Route 1, Box 41J
Bridgeport, WV  26330

William D. Jones and                                   9,060,000                           7.39%
Cynthia B. Jones
513 Georgia Avenue
Chattanooga, TN  37403

Sue C. Hunt                                          7,199,515 (5)                         5.87%
1508 Viewmont Drive
Charleston, WV 25302

Frederick E. Ferguson                                 880,000 (6)                          0.6%
300 Summers Street, Suite 970
Charleston, WV  25351

C. David Thomas                                         917,295                            0.75%
300 Summers Street, Suite 970
Charleston, WV  25351

All Executive Officers                                 18,078,755                         14.74%
and Directors as a Group

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable within 60 days of September 30, 2005 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

(2) Based on 122,663,860 shares of Common Stock issued and outstanding as of September 30, 2005.

(3) Includes 12,233,044 shares of common stock held in the name of FS Limited Partnership ("FSLP") of which Mr. Jacobs is the sole general partner. Mr. Jacobs has the power to vote and to direct the voting of, and the power to dispose and direct the disposition of, the shares beneficially owned by FSLP. Also included are 4,048,416 shares of common stock owned by John M. and Kathleen M. Jacobs (his wife).

(4) Includes 25,000 shares held in the name of Applied Mechanics Corporation of which Charles L. Stout is President and a director and 500,000 shares held in the name of James R. Stout and 500,000 shares held in the name of Charles A. Stout.

(5) Includes 1,199,515 held in the name of an IRA for the benefit of Douglas Hunt (husband).

(6) Includes 130,000 held in the name of The Party Store, Inc., of which Frederick E. Ferguson is the sole shareholder.

There are no outstanding arrangements that may result in a change in control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For fiscal years 2005 and 2004, the Company's operating expenses were partially funded by a combination of term and demand loans from third parties. In some cases, such loans have been guaranteed by John M. Jacobs, who is a director of the Company and the Company's Chief Executive Officer. Mr. Jacobs has provided such guarantees without compensation.

         During the fiscal year ended May 31, 2005, the Company issued 1,954,350 shares of its common stock to certain holders of predominantly demand promissory notes in consideration of continuing forbearance and guarantees granted by such noteholders. The shares were valued at approximately $34,637 based on the quoted closing prices per share on the dates the stock was issued. Of these shares, 130,000 were issued to The Party Store, of which Frederick E. Ferguson, a director, is the sole shareholder with respect to the outstanding loans made by The Party Store to the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the Securities and Exchange Commission. Such directors, executive officers and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on a review of the copies of such reports received by the Company, and on written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and 10% shareholders were complied with during the fiscal year ended May 31, 2005.

         THE BOARD RECOMMENDS A VOTE "FOR" THE BOARD'S NOMINEES. PROXIES SOLICITED BY THE BOARD WITHOUT INSTRUCTION WILL BE VOTED IN FAVOR OF THE NOMINEES.

PROPOSAL 2. APPROVAL OF THE CHANGE OF THE COMPANY'S NAME

         Since May of 2001, the business of the Company has been conducted through its two subsidiaries, Jacobs & Company, an investment advisory firm, and FS Investments, Inc., an insurance strategist and consulting firm, and its subsidiary, Triangle Surety Agency, Inc. John M. Jacobs, the founder and President of these companies, has been the public face of the Company, frequently appearing on television and radio and at conferences addressing issues with respect to the financial markets and investments. In recognition of the change from the historic business of NELX (formerly, Nelson Exploration) as an oil and gas exploration company to a financial services business and in order to capitalize on the name recognition and goodwill developed through the public appearances of Mr. Jacobs and other members of the Company's professional staff, the Board has determined that it is in the best interests of the Company and its shareholders to change the Company's name to Jacobs Financial Group, Inc.

         The above-referenced name change, if approved by the shareholders of the Company, will be effected through the filing of a certificate of amendment to the Company's Articles of Incorporation with the Secretary of State of the State of Kansas. Note, however, if Proposal Four--the Company's proposed reincorporation from Kansas to Delaware--is approved and such reincorporation is completed, then such certificate of amendment will not be filed with the Secretary of State of the State of Kansas. Rather, the name change will be reflected in the Certificate of Incorporation of Jacobs Financial Group, Inc., a Delaware corporation, which is set forth in its entirety at Appendix A. This proposal is independent of Proposal Four and, in the event that Proposal Four is not approved, the name change will be accomplished by filing a certificate of amendment to the Articles of Incorporation of the Company cited above.

         THE BOARD RECOMMENDS A VOTE "FOR" THE CHANGE OF THE COMPANY'S NAME TO JACOBS FINANCIAL GROUP, INC. PROXIES SOLICITED BY THE BOARD WITHOUT INSTRUCTION WILL BE VOTED IN FAVOR OF THE CHANGE OF THE COMPANY'S NAME TO JACOBS FINANCIAL GROUP, INC..

PROPOSAL 3. APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR PREFERRED STOCK

PRINCIPAL REASONS FOR THE CHANGES TO THE AUTHORIZED CAPITAL

         The corporation laws of both Kansas, in which the Company is currently incorporated, and Delaware, in which the Company proposes to be incorporated in accordance with Proposal 4 herein, provide for a company's board of directors to be granted in such company's articles of incorporation (or certificate of incorporation, in the case of Delaware) the authority to designate and issue various classes of stock. It has become commonplace for boards of directors to be given in this manner the authority to designate and issue one or series of preferred stock, which in turn may be issued from time to time to meet a company's financing objectives.

         The ability of the Board to establish and authorize the issuance of series of preferred stock is expected to improve the Company's access to the capital necessary to develop and grow its business. In the Company's case, the ability to issue preferred stock is an important component of the following previously announced and pending transaction:

         Pursuant to a stock purchase agreement entered into with The Celina Mutual Insurance Company ("Celina") as of July 31, 2005 (the "Stock Purchase Agreement"), the Company agreed to purchase from Celina all of the issued and outstanding capital stock of West Virginia Fire and Casualty Company ("WVFCC") for a purchase price of approximately $3 million. Under the terms of the Stock Purchase Agreement, prior to the closing of the acquisition, Celina will withdraw from WVFCC or otherwise pay or remove, all of the assets and liabilities of WVFCC except (i) the active licenses of WVFCC to engage in the insurance business in West Virginia, Ohio and Indiana, and (ii) securities with a value at the closing date of approximately $2,850,000. The closing remains subject to the approval of the acquisition by the West Virginia Department of Insurance and the Insurance Departments of each of Ohio and Indiana. The Company has submitted its application for approval of the acquisition to the West Virginia Department of Insurance.

         To finance the acquisition of WVFCC and continued operations of the Company and its subsidiaries, including WVFCC, the Company has entered into subscription agreements with investors pursuant to which it will issue preferred stock and warrants to purchase common stock in private placements that are exempt from the registration requirements of the Securities Act of 1933, as amended. As of September 30, 2005, the Company had received $3 million in commitments, each secured by a signed subscription agreement and a 10% deposit of the subscription amount. These subscriptions are subject to conditions, including that the Company obtain the requisite authority to issue preferred stock and approval of the acquisition by the insurance regulatory authorities. The proposed amendment to the Articles of Incorporation of the Company will provide the necessary authority to the Board to designate and issue the preferred stock required to consummate the financing.

         The acquisition of WVFCC would enable to Company to pursue its business plan for the development and operation of a surety to fill the current vacuum in the marketplace for surety bonding for coal reclamation and other bonding requirements of businesses. Management believes that this acquisition and the synergies created with the Company's subsidiaries, Triangle Surety Agency, which would be managing general agent for WVFCC, and Jacobs & Company, which would be the principal investment advisor for the assets pledged to WVFCC to secure the bonded parties obligations to WVFCC, are critical to the financial revitalization and long-term financial health of the Company.

AMENDMENT OF ARTICLES OF INCORPORATION

         If this proposal is approved, a Certificate of Amendment will be filed with the Secretary of State of the State of Kansas amending the Company's Articles of Incorporation to provide the board of directors the authority to designate and issue various series of preferred stock by deleting Article V.A. in its present form and substituting the following:

                  "AUTHORIZED SHARES.
                   -----------------

                  (1) The total number of shares of all classes of stock which the Corporation shall be authorized to issue is 500,000,000, of which 490,000,000 shall be designated as Common Stock with a par value of $0.0001 per share, and 10,000,000 shall be designated as Preferred Stock with a par value of $0.0001 per share.

                  (2) The board of directors may divide the Preferred Stock into any number of series, fix the designation and number of shares of each such series, and determine or change the designation, relative rights, preferences, and limitations of any series of Preferred Stock. The board of directors (within the limits and restrictions of any resolutions adopted by it originally fixing the number of shares of any series of Preferred Stock) may increase or decrease the number of shares initially fixed for any series, but no such decrease shall reduce the number below the number of shares then outstanding and shares duly reserved for issuance."

         Note, however, if Proposal 4--the Company's proposed reincorporation from Kansas to Delaware--is approved and such reincorporation is completed, then the above-referenced certificate of amendment will not be filed with the Secretary of State of the State of Kansas. Rather, the authority to designate and issue preferred will be reflected in the references to the preferred stock set forth in Article Fourth of the form of Certificate of Incorporation of Jacobs Financial Group, Inc., a Delaware corporation (see attached Appendix A), which Article contains language substantially identical to that set forth above and proposed to be included in an amendment to the Company's Articles of Incorporation.

         However, this Proposal 3 is independent of Proposal 4 and, in the event that Proposal 3 is approved and Proposal 4 is not approved, the authority to designate and issue preferred stock will be accomplished by filing the certificate of amendment to the Articles of Incorporation of the Company cited above.

         THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR AUTHORITY FOR THE COMPANY TO DESIGNATE AND ISSUE PREFERRED STOCK. PROXIES SOLICITED BY THE BOARD WITHOUT INSTRUCTION WILL BE VOTED IN FAVOR OF SUCH AMENDMENT.

PROPOSAL  4.  APPROVAL  of THE  REINCORPORATION  OF THE  COMPANY  FROM KANSAS TO
DELAWARE

         For the reasons set forth below, the Board has approved a proposal to change the Company's state of incorporation from Kansas to Delaware (the "Reincorporation"). The Board believes that the Reincorporation is in the best interests of the Company and its shareholders. The Reincorporation is proposed to be effected by way of a merger of the Company, a Kansas corporation, with and into its wholly-owned subsidiary, Jacobs Financial Group, Inc., a Delaware corporation. Throughout this Proposal 4, the Company as currently incorporated in Kansas will be referred to as "NELX KS," and the Company as reincorporated in Delaware will be referred to as "JFG DE." The Reincorporation includes the implementation of a new certificate of incorporation and bylaws for JFG DE (the "Delaware Charter" and "Delaware Bylaws," attached respectively as Appendix A and Appendix B) to replace the current articles of incorporation and bylaws of NELX KS (the "Kansas Charter" and "Kansas Bylaws," respectively).

         Shareholders are urged to read this section, including the related appendices referenced herein and attached to this Proxy Statement, before voting on the Reincorporation.

METHOD OF REINCORPORATION

         The Reincorporation will be effected by merging NELX KS into JFG DE, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), in the form attached hereto as Appendix C. On the effective date of the merger, JFG DE will succeed to the assets and liabilities of, and possess all the rights and powers of, NELX KS. The Reincorporation will effect primarily a change in the legal domicile of the Company and other changes of a legal nature. In addition, if Proposals 2 and 3 are also approved by the shareholders of the Company, the certificate of incorporation of JFG DE will also reflect a change in the legal name of the Company to "Jacobs Financial Group, Inc." and the authorization of preferred stock by the Company, as described above in this Proxy Statement. The Reincorporation will NOT result in any change in the Company's business, management, fiscal year, assets, liabilities or the location of the Company's principal facilities or headquarters. The directors elected at the Special Meeting to serve as directors of NELX KS will become directors of JFG DE.

         At the effective time of the merger, each outstanding share of Common Stock will be automatically converted into one share of JFG DE common stock, $0.0001 par value per share. Each stock certificate representing issued and outstanding shares of Common Stock will represent the same number of shares of JFG DE common stock resulting from the aforementioned automatic conversion. The par value of each of the shares will not change as a result of the Reincorporation. Shareholders will not need to exchange their existing Common Stock certificates for JFG DE stock certificates but may do so if they would prefer. Any such request should be directed to the Company's transfer agent, Mountain Share Transfer, Inc., 1625 Abilene Dr., Broomfield, Co 80020-1147, Phone 303-460-1149, Fax 303-438-9243. After the Reincorporation, certificates representing Common Stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of JFG DE common stock. NELX KS's transfer agent, Mountain Share Transfer, Inc., will act as transfer agent for JFG DE after the Reincorporation. Shareholders may consult their stockbrokers or the Company with respect to any questions regarding the mechanics of these types of transactions.

         All employee benefit plans of NELX KS, including the 2005 Stock Incentive Plan if approved by the stockholders, will become JFG DE plans. Shareholders should note that approval of the Reincorporation will also constitute approval for these plans to continue as JFG DE plans. Further, JFG DE will also continue other employee benefit arrangements of NELX KS upon the terms and subject to the conditions currently in effect. The Company believes that the Reincorporation will not affect any of its material contracts with any third parties and that NELX KS's rights and obligations under such material contractual arrangements will continue as rights and obligations of JFG DE.

         The Common Stock is listed for trading on the Over-the-Counter Bulletin Board and, after the merger, JFG DE common stock will be traded on the Over-the-Counter Bulletin Board under a symbol yet to be established, just as the shares of Common Stock are currently traded. The symbol and CUSIP number will be publicly announced as soon as they become available. There is expected to be no interruption in the trading of the Common Stock as a result of the merger.

         As a Delaware corporation, JFG DE will be subject to the Delaware General Corporation Law (the "DGCL"). NELX KS is subject to the Kansas Statutes Annotated ("K.S.A."). Differences between the Delaware Charter and Delaware Bylaws, on the one hand, and the Kansas Charter and Kansas Bylaws, on the other hand, must be viewed in the context of the differences between the DGCL and the K.S.A. Material differences are discussed below under "--Comparison of the Charters and Bylaws of NELX KS and JFG DE" and "Significant Differences Between the Corporation Laws of Delaware and Kansas."

         If approved by the shareholders, it is anticipated that the Reincorporation will be completed as soon as is practicable after such approval. As described in the Merger Agreement, however, the Board may abandon the Reincorporation or amend the Merger Agreement, subject to any restrictions imposed by the DGCL or the K.S.A., either before or after shareholder approval has been obtained if, in the opinion of the Board, circumstances arise that make such action advisable. Any amendment that would adversely affect NELX KS shareholders or effect a material change from the Delaware Charter in the form attached hereto and described herein, however, would require further approval by the holders of a majority of the outstanding shares of the Common Stock. The Board does not currently intend to make any material amendments to the Merger Agreement, nor does it intend to amend the Delaware Charter or Delaware Bylaws, in the forms attached hereto and described herein, should the Reincorporation be approved by the Company's shareholders.

         As provided in the K.S.A., NELX KS shareholders will not be entitled to exercise dissenters' rights or appraisal rights or to demand payment for their shares in connection with the merger or the Reincorporation.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The Reincorporation will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. For federal income tax purposes, no gain or loss will be recognized by the holders of Common Stock as a result of the consummation of the Reincorporation. Each holder of Common Stock will have a basis in the JFG DE common stock received pursuant to the Reincorporation equal to the basis he had in the Common Stock held immediately prior to the Reincorporation and exchanged therefor, and his holding period with respect to the JFG DE common stock will include the period during which he held the corresponding Common Stock, so long as the Common Stock was held as a capital asset at the time of consummation of the Reincorporation. Neither NELX KS or JFG DE will recognize gain or loss for federal income tax purposes as a result of the Reincorporation, and JFG DE will succeed without adjustment to the tax attributes of NELX KS.

         ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

PRINCIPAL REASONS FOR THE REINCORPORATION IN DELAWARE

         For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. Many corporations have initially chosen Delaware for their domicile, or have chosen to reincorporate in Delaware in a manner similar to that proposed by the Company. The Board believes the Reincorporation to be in the best interest of the Company and its shareholders for several reasons including, but not limited to:

         o it is anticipated that Delaware's substantial and well-developed body of case law construing the DGCL will provide the Company with greater predictability in its operations and business dealings;

         o the certainty afforded by Delaware's well-established principles of corporate governance should enhance the Company's ability to attract and retain qualified directors and officers;

         o the Delaware courts have developed a reputation for expertise and sophistication in dealing with complex corporate issues; and

         o the Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law.

COMPARISON OF THE CHARTERS AND THE BYLAWS OF NELX KS AND JFG DE AND SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF DELAWARE AND KANSAS

         As a result of the Reincorporation, each NELX KS shareholder holding shares of Common Stock will become a stockholder of JFG DE, and the rights of all such former NELX KS shareholders will thereafter be governed by the Delaware Charter, the Delaware Bylaws and the DGCL. The rights of the NELX KS shareholders are presently governed by the Kansas Charter, the Kansas Bylaws and the K.S.A.

         The following summary, which does not purport to be a complete statement of the differences between the rights of the JFG DE stockholders and the NELX KS shareholders, sets forth certain differences between the DGCL and the K.S.A., between the Delaware Charter and the Kansas Charter, and between the Delaware Bylaws and the Kansas Bylaws. The summary is not intended to be complete and is qualified in its entirety by reference to the Delaware Charter, the Delaware Bylaws and the Merger Agreement, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively, the DGCL and the K.S.A. Shareholders of the Company may obtain copies of the Kansas Charter and Kansas Bylaws at no cost by writing or telephoning us at: 300 Summers Street, Suite 970, Charleston, West Virginia 25301, (304) 343-8171, Attention: Investor Relations.

                          CERTIFICATES OF INCORPORATION

AUTHORIZED STOCK

         The number of authorized shares in the Delaware Charter is the same as in the Kansas Charter -- 500,000,000; however, while the Kansas Charter authorizes a single class of common stock, the Delaware Charter provides that of such shares, 10,000,000 are authorized to be issued as preferred stock, thereby allowing the Board to designate various series of preferred stock from time to time, each series with relative rights, preferences and limitations as determined by the Board. The ability of the Board to establish and authorize the issuance of series of preferred stock is expected to improve the Company's access to the capital necessary to develop and grow its business.

PURPOSE OF CORPORATION

         The Kansas Charter states that the purposes for which the Company is organized are "oil and gas exploration and all other legal purposes," whereas the Delaware Charter states that the purpose of the Corporation is to engage in any lawful activity under the DGCL.

LIMITATION ON DIRECTOR LIABILITY

         The Delaware Charter contains, as permitted by DGCL Section 102(b)(7), a provision limiting, subject to certain enumerated exceptions, the personal liability of a director to the Company or its stockholders for monetary damages for breaches of a fiduciary duty as a director. The Kansas Charter does not contain such a provision, however the Company has agreed to hold harmless and indemnify the Directors to the full extent authorized or permitted by the provisions of the Applicable Kansas State Law.

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTs

         The Delaware Charter contains, as permitted by DGCL Section 145, a provision indemnifying, subject to certain enumerated conditions, an officer, director, employee or agent of the Company against all losses reasonably incurred by such person in connection with such person's service to the Company. The Kansas Charter does not contain such a provision, however the Company has agreed to hold harmless and indemnify the Directors to the full extent authorized or permitted by the provisions of the Applicable Kansas State Law.

                                     BYLAWS

ANNUAL MEETINGS

         The Kansas Bylaws state that the Company shall hold an annual meeting of stockholders on the first Monday of each May, whereas the Delaware Bylaws state that such annual meeting shall be held at such time on such day as the Board in each year determines.

SPECIAL MEETING

         The Kansas Bylaws state that, in addition to the Board, the President, upon the written request of stockholders of record holding in the aggregate one-fifth or more of the outstanding shares of stock entitled to vote, can call a special meeting of stockholders. The Delaware Bylaws state that only the Board may call a special meeting of stockholders.

STOCKHOLDER WRITTEN CONSENTS

         The Kansas Bylaws state that a written consent of stockholders in lieu of a meeting must be unanimous, whereas the Delaware Bylaws, in accordance with the DGCL, state that a written consent of stockholders in lieu of a meeting requires the approval of only the minimum number of votes that would have been necessary to take action at such meeting. The Delaware Bylaws require the Company to provide to all stockholders prompt written notice of the taking of action by written consent of less than all of the stockholders.

NUMBER OF DIRECTORS

         The Kansas Bylaws, in conjunction with the Kansas Charter and previous Board resolutions, states that the Board shall consist of between 3 and 10 members, and that the maximum number of directors can only be increased by the vote or written consent of 90 percent of the stock of the Company entitled to vote. Currently, the Company has 3 directors. Under the Delaware Bylaws, the Board can have between 3 and 15 directors. The incorporator of Company in Delaware shall initially fix the Board at 3 members. Under the Delaware Bylaws, the maximum number of directors can be amended through an amendment of the bylaws, which would not require 90 percent stockholder vote, as would have been required by the Kansas Bylaws.

TERMS OF DIRECTORS

         The Delaware Bylaws provide for a staggered Board of Directors divided into three classes. The term of office of those directors of the first class shall expire at the next annual meeting of the Company, the second class one year thereafter and the third class two years thereafter. At each annual election held after such classification and election, directors shall be chosen for a full three-year term, as the case may be, to succeed those directors whose terms expire.

SPECIAL MEETINGS OF DIRECTORS

         The Kansas Bylaws allow the President, Treasurer, Secretary or 2 or more directors to call a special meeting of the Board, whereas the Delaware Bylaws state that special meetings of the Board can only be called by the Chief Executive Officer, the President or the Secretary or by a majority of the Board.

QUORUM AND VOTING OF BOARD MEETINGS

         The Kansas Bylaws state that one-third of the total number of directors, but in no case less than two directors, shall constitute a quorum for the transaction of business at Board meetings, whereas the Delaware Bylaws state that a majority of the entire Board shall constitute a quorum.

COMPENSATION OF DIRECTORS

         The Kansas Bylaws state that members of the Board shall be paid a fee of $100 for attendance at all annual, regular, special and adjourned meetings of the Board, whereas the Delaware Bylaws state that a majority of the Board shall have the authority to establish reasonable compensation of all directors.

EXECUTIVE OFFICERS

         The Kansas Bylaws state that, in addition to a President, Secretary and Treasurer, the Company must have one or more Vice Presidents. The Delaware Bylaws do not require the Company to have any Vice Presidents.

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

         The Delaware Bylaws contain certain indemnification language not appearing in the Kansas Bylaws.

AMENDMENTS OF BYLAWS

         Both the Kansas Bylaws and the Delaware Bylaws allow the stockholders or the Board to amend the bylaws; but the Kansas Bylaws allow the stockholders to from time to time specify particular provisions of the bylaws which shall not be amended by the Board. The Delaware Bylaws do not contain such a provision.

     STATUTORY DIFFERENCES BETWEEN THE KANSAS AND DELAWARE CORPORATION LAWS

         The corporation laws of Delaware and Kansas are similar in many respects, however, the exact wording of each state's corresponding code is not identical. Therefore, it is not practical to summarize all of the differences between Kansas and Delaware Law. The following, however, is a summary of certain significant differences in such laws which may affect the rights and interests of the shareholders as a result of the Reincorporation.

CORPORATE POWERS

         K.S.A. Section 17-6102 generally tracks the language of Section 122 of the DGCL. However, Section 122(17) expressly gives a corporation the power to renounce any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. There is no analogous provision in K.S.A. Section 17-6102, but the Kansas Code does not prohibit such action.

COMMITTEES OF THE BOARD OF DIRECTORS

         DGCL Section 141 differs from K.S.A. Section 17-6301 in that the DGCL limits the powers of committees of the Board of Directors if the company was incorporated after July 1, 1996, or the Board of Directors by resolution adopts the limiting provision. Presently, K.S.A. Section 17-6301, tracks the Delaware provision for incorporations prior to July 1, 1996 that have not adopted the limitations on committees. The Kansas Code expressly allows committees, to the extent authorized by resolution of the Board of Directors, to provide for the issuance of shares of stock, fix the designations and preferences or rights of shares related to dividends, redemption, dissolution, any distribution of assets or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, or fix the numbers of shares of any series of stock or authorized the increase or decrease of the shares of any series of stock.

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

         DGCL  Section  145(k)   expressly   gives  the  state  court  exclusive
jurisdiction to resolve disputes for the advancement of expenses or indemnification brought under the indemnification provision of the code, any bylaw, agreement, vote of stockholders or otherwise. The Kansas Code has no such express provision for exclusive jurisdiction, but the Kansas state courts implicitly have the power to resolve the disputes.

TAXATION OF SHARES OF STOCK

         DGCL Section 159 expressly prohibits the State of Delaware from taxing stock held by non-residents. The Kansas equivalent code section does not address taxation of stock held by non-residents.

LIABILITY OF STOCKHOLDER FOR STOCK NOT PAID IN FULL

         Under the K.S.A. Section 17-7101 and Section 60-511, the Statue of Limitations for a claim for the unpaid balance of consideration for the issuance of stock shares is five years. The equivalent DGCL provision, Section 162, has a six-year statute of limitation.

DIVIDENDS; PAYMENT

         The K.S.A. Section 17-6420, generally tracks the language of Section 170 of the DGCL related to the payment of dividends. Unlike the Kansas Code, the DGCL expressly provides that nothing in the code section shall invalidate or otherwise affect a note, debenture or other obligation of the corporation paid by it as a dividend on shares of its stock, or any payment made thereon, if at the time of such note, debenture or obligation was delivered by the corporation, and the corporation had either surplus or net profits from which the dividend could be lawfully paid. The Kansas Code does not contain an equivalent express statement.

LIABILITY OF DIRECTORS FOR UNLAWFUL DIVIDEND, STOCK PURCHASE OR REDEMPTION

         K.S.A. Section 17-6424 generally tracks the language of Section 174 of the DGCL except for the statute of limitations for the unlawful payment of a dividend or unlawful stock purchase or unlawful redemption. The DGCL provides for a six-year statute of limitations. The similar Kansas Code statute of limitations is three years.

RESTRICTIONS ON THE TRANSFER AND OWNERSHIP OF SECURITIES

         DGCL Section 202 expressly states that restrictions may be placed on the amount of the corporation's securities that may be owned by any person or group of persons. The analogous Kansas Code Section, K.S.A. Section 17-6426, does not expressly provide for that restriction. However, the restriction may be implied.

         Additionally, these sections of both the Kansas Code and the DGCL describe when restrictions on securities are permitted. Section 202 of the DGCL permits a securities restriction that obligates the holder of restricted securities to sell or transfer an amount of restricted securities to the corporation or to any other person. The DGCL also authorizes a restriction allowing the automatic sale or transfer, or that causes the automatic sale or transfer of an amount of the restricted securities to the corporation or any other person. The Kansas Code provision, K.S.A. Section 17-6426, governing restrictions, does not have a provision that recognizes a restriction that would obligate a sale or transfer, or cause an automatic sale or transfer of a restricted security from a security holder.

         The Kansas Code is also more vague about reasonable purposes for restrictions on the transfer of securities, registration of transfer of securities, and the amount of securities that may be owned by a group or person. The DGCL lists specific reasons for restrictions that are presumptively reasonable. Under the Kansas Code, any restriction on the transfer of securities to maintain any tax advantage to the corporation is conclusively presumed to be a reasonable purpose.

MEETING OF STOCKHOLDERS

         K.S.A. Section 17-6501 provides that if the bylaws do not provide for a location for an annual meeting, the location will be at the registered office. The analogous DGCL provision provides for an annual meeting location as designated by the Board of Directors if not otherwise specified. The Kansas Bylaws specifically provide for the location of the annual meeting to be determined by the Board of Directors.

         The DGCL also allows for attendance at meetings by remote communication and electronic submission of ballots. The Kansas Code does not specify such an option. The Kansas Code only requires an annual meeting in any year in which the election of directors is required to be acted upon under the Investment Company Act of 1940.

VOTING RIGHTS OF STOCKHOLDERS; PROXIES

         Section 212 of the DGCL contains a provision for the determination of validity of electronic submission of documents from stockholders. Because Kansas does not have a provision for the electronic submission of documents and ballots, there is no equivalent Kansas Code provision.

VOTING TRUSTS AND OTHER VOTING AGREEMENTS

         K.S.A. Section 17-6508 limits the length of time to ten (10) years for the term of an agreement that a stockholder may transfer capital stock to another for the purpose of voting. Under the Kansas provision, the voting trust agreement as originally fixed or extended, maybe extended by one or more beneficiaries by written agreement with consent of the trustees within the two years prior to expiration of any voting trust agreement. DGCL Section 218 does not specify a time limit or renewal limitation.

LIST OF STOCKHOLDERS ENTITLED TO VOTE

         Section 219 of the DGCL provides that lists of stockholders entitled to vote may be provided on a reasonably accessible electronic network (with instructions given related to accessing the list at the time of notice of the meeting) or during ordinary business hours at the principal place of business of the Corporation. The Kansas Code does not have an equivalent provision.

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING

         K.S.A. Section 17-6518 states that unless the Articles of Incorporation provide otherwise, any action that is required by Kansas law to be accomplished at an annual or special meeting of stockholders may only be taken without a meeting, without prior notice and without a vote, if consent in writing, setting forth the action so taken is signed by all of the holders of outstanding stock entitled to vote on the action. DGCL Section 228 only requires the written consent of the minimum number of shares (votes) that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action would be present.

MERGER OR CONSOLIDATION

         K.S.A. Section 17-6709 expressly provides that a company cannot merge or consolidate until all corporate fees and taxes due to the state have been paid. The analogous DGCL provision, Section 259, does not expressly include this requirement.

BUSINESS COMBINATIONS

         The language of Section 203 of the DGCL provides that an amendment to the certificate of incorporation or bylaws expressly electing not to be governed by Section 203 shall be immediately effective if the corporation has never had stock on a national securities exchange (including quotation by NASDAQ) or more than 2,000 stockholders, and has not elected by a provision in its original certificate of incorporation to be governed by Section 203. The similar Kansas Code section, K.S.A. 12-100, does not expressly provide for such a rule. The DGCL business combination section also provides that the business combination restrictions do not apply when a business combination is with an interested stockholder who became an interested stockholder prior to the effective date of the amendment of the certificate of incorporation or bylaws adopting the restriction against business combinations.

DISSOLUTION BY COURT ORDER

         Section 285 of the DGCL provides for the filing of a court ordered dissolution decree or judgment with the Register in the Chancery of the county in which the decree or judgment was entered. The Kansas Code provisions do not have a similar requirement.

         THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE REINCORPORATION, THE DELAWARE CHARTER AND THE DELAWARE BY LAWS. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXY.

PROPOSAL 5. APPROVAL OF THE NELX, INC. 2005 STOCK INCENTIVE PLAN

         On  October  12,  2005,  the  Board  adopted,  subject  to  stockholder approval, the NELX, Inc. 2005 Stock Incentive Plan (the "Plan") to allow the Company to make awards of stock options as part of the Company's compensation to key employees, non-employee directors, contractors and consultants. The aggregate number of shares of Common Stock issuable under all awards under the Plan is 35,000,000. The Plan provides for incentive stock options and non-statutory stock options. The closing price of the Common Stock on October 12, 2005 was $0.016.

         The Board believes that the Plan will successfully advance the Company's long-term financial success by permitting it to attract and retain outstanding talent and motivate superior performance by encouraging and providing a means for key employees, non-employee directors, contractors and consultants to obtain an ownership interest in the Company. The number of shares authorized for issuance under the Plan is intended to provide the Board with sufficient flexibility to both reward and provide ongoing incentives to current key employees and to provide potential new employees with a sufficient incentive to leave their current employment and join the Company. This will be of particular importance as the Company seeks to attract a chief executive officer and other professional staff for WVFCC leading up to and following the acquisition of that insurance company.

         The affirmative vote of the holders of a majority of the shares of Common Stock cast at the Special Meeting, in person or by proxy, is necessary for approval of the Plan. Unless such vote is received, the Plan will not become effective.

         If the stockholders of the Company approve the Reincorporation as proposed in Proposal 4 of this Proxy Statement, upon consummation of the Reincorporation, the Plan will become known as the Jacobs Financial Group, Inc. 2005 Stock Incentive Plan.

         The complete text of the Plan is set forth in Appendix D hereto. The following description of the Plan is qualified in its entirety by reference to Appendix D.

ADMINISTRATION AND ELIGIBILITY

         The  Plan  will be  administered  by the  Compensation  Committee  (the
"Committee") of the Board of Directors of the Company. The Committee is authorized from time to time to select and to grant awards under the Plan to such key employees, non-employee directors, contractors and consultants of the Company and its Subsidiaries as the Committee, in its discretion, selects. The Committee is authorized to delegate any of its authority under the Plan (including the authority to grant awards) to such executive officers of the Company as it deems appropriate and is permitted by Rule 16b-3 of the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Shares granted under the Plan will be made available from authorized but unissued Common Stock or from Common Stock held in the treasury.

         Subject to adjustment pursuant to Section 8 of the Plan, the aggregate number of shares of Common Stock issuable under all awards under the Plan is 35,000,000, and the maximum number of shares of Common Stock that may be issued in connection with "incentive stock options" ("ISOs") is 35,000,000.

         Because the Committee is authorized to grant awards under the Plan to participants in its discretion, it is not possible to determine the benefits or amounts of awards to be received by or allocated to the following persons under the Plan: (A) the Chief Executive Officer of the Company and the four most highly compensated executive officers of the Company other than the Chief
Executive Officer; (B) all current executive officers as a group; (C) all current directors who are not executive officers as a group; (D) each nominee for election as a director; (E) each associate of any of such directors, executive officers or nominees; (F) each other person who received or is to receive 5 percent of such options, warrants or rights; and (G) all employees, including all current officers who are not executive officers, as a group. Due to the discretionary nature of the awards, it is also not possible to determine the benefits or amounts which would have been received by or allocated to each of the above-referenced groups of persons for the last completed fiscal year if the Plan had been in effect.

OPTIONS

         The Plan authorizes the Committee to grant to participants options to purchase Common Stock, which may be in the form of a non-statutory stock option or, if granted to an employee, in the form of an ISO. The terms of all ISOs issued under the Plan will comply with the requirements of Section 422 of the Code. The exercise price of options granted under the Plan may not be less than 100% of the fair market value of the Common Stock at the time the option is granted. The Plan does not permit the Committee to subsequently reset or reduce the exercise price of any option below the fair market value of the Common Stock at the time the option was granted or to modify, amend, exchange or replace any option if such action would have the effect of reducing or resetting the exercise price without the approval of a majority of shareholders of the Company.

         The Plan permits optionees, with certain exceptions, to pay the exercise price of options in cash, Common Stock (valued at its fair market value on the date of exercise), a combination thereof, other awards or other property.

         To facilitate continued stock ownership in the Company by participants, the Committee may grant to participants who deliver shares of Common Stock to purchase Common Stock upon the exercise of a non-statutory stock option a new option (a so-called "reload option") equal to the number of shares of Common Stock delivered to pay the exercise price. The exercise price of such a reload option will be the fair market value of the Common Stock at the time of the grant.

OTHER STOCK-BASED AWARDS

         To permit the Plan Committee the flexibility to respond to future changes in compensation arrangements, the Plan authorizes the Committee, subject to limitations under applicable law, to grant to participants such other stock-based awards as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may determine the terms and conditions of such stock-based awards.

CHANGE OF CONTROL

         In the event of a change of control (as defined in the Plan), all awards granted under the Plan that are still outstanding and not yet vested or exercisable or which are subject to restrictions will become immediately 100% vested or free of any restrictions, as of the first date on which a change of control has occurred, unless such awards are assumed or replaced by an acquiring Company or the award agreement provides otherwise. If an award to any employee is assumed or replaced and the employment of the participant with the acquiring Company is subsequently terminated or terminates for any reason other than for cause (as defined in the Plan or in the participant's award agreement, as applicable) within 18 months of the date of the change of control, then the assumed or replaced awards that are outstanding on the day prior to the day the participant's employment terminates or is terminated will become 100% vested in the participant or free of any restrictions as of the date the participant's employment terminates or is terminated.

TERMS OF AWARDS

         The term of each award will be determined by the Committee at the time each award is granted, provided that the terms of options, stock appreciation rights and dividend rights may not exceed ten years.

         Awards granted under the Plan generally will not be transferable, except by will and the laws of descent and distribution. However, the Committee may grant awards to participants (other than ISOs) that may be transferable without consideration to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners.

AWARD AGREEMENTS

         All awards granted under the Plan will be evidenced by a written agreement that may include such additional terms and conditions not inconsistent with the Plan as the Committee may specify. Award agreements are not required to contain uniform terms or provisions.

TERMS OF THE PLAN; AMENDMENT AND ADJUSTMENT

         No awards may be granted under the Plan after ten (10) years from the date the Plan is approved by stockholders. The Plan may be terminated by the Board of Directors at any time, but the termination of the Plan will not adversely affect awards that have previously been granted. In addition, the Board of Directors may amend the Plan from time to time, without the approval of the Company's stockholders, but the Board may not amend the Plan without the approval of the Company's stockholders to: (i) change the class of persons eligible to receive awards; (ii) materially increase the benefits accruing to participants under the Plan; or (iii) increase the number of shares of Common Stock subject to the Plan.

         The Plan provides that in the event of a stock dividend or stock split, or a combination or other increase or reduction in the number of issued shares of Common Stock, or other change in capitalization, the Committee will, in order to prevent dilution or enlargement of rights under awards, make adjustments in
(i) the number and type of shares authorized by the Plan (including the limitations on the types of awards permitted under the Plan and the limitations on the awards to any individual) and covered by outstanding awards under the Plan, and (ii) the exercise price, grant price or purchase price relating to any award under the Plan, if appropriate; provided, however, in each case, that no adjustment will be made that would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of a performance-based award as performance-based compensation under Section 162(m) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options, stock appreciation rights, deferred stock units, restricted stock, cash payments, and dividend payments. These rules are highly technical and subject to change. The following discussion is limited to the federal income tax rules relevant to the Company and to the individuals who are citizens or residents of the United States. The discussion does not address the state, local, or foreign income tax rules relevant to stock options, stock appreciation rights, deferred stock units, restricted stock, cash payments, and dividend payments.

ISOs

         A participant who is granted an ISO will not recognize any compensation income upon the grant or exercise of the ISO. However, upon exercise of the ISO, the excess of the fair market value of the shares of the Common Stock on the date of exercise over the option exercise price will be an item includible in the optionee's alternative minimum taxable income. An optionee may be required to pay an alternative minimum tax even though the optionee receives no cash upon exercise of the ISO with which to pay such tax.

         If an optionee holds the Common Stock acquired upon the exercise of an ISO for at least two years from the date of grant of the ISO and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such Common Stock will be taxed as capital gain. If the optionee disposes of the Common Stock acquired pursuant to the exercise of an ISO before satisfying these holding periods (a so-called "disqualifying disposition"), the optionee may recognize both compensation income and capital gain in the year of disposition. The amount of the compensation income recognized on a disqualifying disposition generally will equal the amount by which the fair market value of the Common Stock on the exercise date or the amount realized on the sale of the Common Stock (whichever is less) exceeds the exercise price. The balance of any gain (or any loss) realized upon a disqualifying disposition will be long-term or short-term capital gain (or loss), depending upon whether the Common Stock has been held for more than one year following the exercise of the ISO.

         If an optionee pays the exercise price of an ISO in whole or in part with previously-owned shares of Common Stock that have been held for the requisite holding periods, the optionee will not recognize any compensation income, or gain or loss upon the delivery of shares of Common Stock in payment of the exercise price. The optionee will have a carryover basis and a carryover holding period with respect to the number of shares of Common Stock received in exchange for the previously-owned shares delivered to the Company. The basis in the number of shares of Common Stock received in excess of the number of shares delivered to the Company will be equal to the amount of cash (or other property), if any, paid on the exercise. The holding period of any shares received in excess of the number of shares delivered to the Company will begin on the date the ISO is exercised.

         Where optionee pays the exercise price of an ISO with previously-owned shares of Common Stock that have not been held for the requisite holding periods, the optionee will recognize compensation income (but not capital gain) when the optionee delivers the previously-owned shares in payment of the exercise price under the rules applicable to disqualifying dispositions. The optionee's basis in the shares received in exchange for the previously-owned shares delivered will be equal to the optionee's basis in the previously-owned shares delivered, increased by the amount included in gross income as compensation income, if any. The optionee will have a carryover holding period with respect to the number of shares of Common Stock received in exchange for the previously-owned shares delivered. The optionee's tax basis for the number of new shares received will be zero, increased by the amount of cash (or other property) paid, if any, on the exercise. The holding period of the new shares received will begin on the date the ISO is exercised. For purposes of the special holding periods relating to ISOs, the holding periods will begin on the date the ISO is exercised.

         The Company will not be entitled to any tax deduction upon the grant or exercise of an ISO or upon the subsequent disposition by the optionee of the shares acquired upon exercise of the ISO after the requisite holding period. However, if the disposition is a disqualifying disposition, the Company generally will be entitled to a tax deduction in the year the optionee disposes of the Common Stock in an amount equal to the compensation income recognized by the optionee.

NON-STATUTORY STOCK OPTIONS

         A participant who is granted a non-statutory stock option will not recognize any compensation income upon the grant of the option. However, upon exercise of the option, the difference between the amount paid upon exercise of the option (which would not include the value of any previously-owned shares delivered in payment of the exercise price) and the fair market value of the number of shares of Common Stock received on the date of exercise of the option (in excess of that number, if any, of the previously-owned shares delivered in payment of the exercise price) will be compensation income to the optionee.

         The shares of Common Stock received upon exercise of the option which are equal in number to the optionee's previously-owned shares delivered will have the same tax basis as the previously-owned shares delivered to the Company, and will have a holding period that will include the holding period of the shares delivered. The new shares of Common Stock acquired upon exercise will have a tax basis equal to their fair market value on the date of exercise, and will have a holding period that will begin on the day the option is exercised.

         In the case of an optionee who is or was an employee, this compensation income will be subject to income and employment tax withholding. The Company generally will be entitled to a tax deduction in the year the option is exercised in an amount equal to the compensation income recognized by the optionee.

         Upon a subsequent disposition by an optionee of the Common Stock acquired upon the exercise of a non-statutory stock option, the optionee will recognize capital gain or loss equal to the difference between the sales proceeds received and the optionee's tax basis in the Common Stock sold, which will be long-term or short-term, depending on the period for which the Common Stock was held.

PARACHUTE PAYMENTS

         All or part of an award which becomes payable or which vests by reason of a change of control may constitute an "excess parachute payment" within the meaning of Section 280G of the Code. The amount of the award received by a participant constituting an excess parachute payment would be subject to a 20% non-deductible excise tax, and that amount of compensation income would not be deductible by the Company.

CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Code generally disallows a tax deduction for the annual compensation in excess of $1 million paid to each of the chief executive officer and the other four most highly compensated officers of a Company. Compensation which qualifies as performance-based compensation is not included in applying this limitation. Under the Plan, the Committee may, but is not required to, grant awards that satisfy the requirements to constitute performance-based compensation.

         THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXY.

                                  OTHER MATTERS

INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's financial statements for fiscal 2005 included in the Company's Annual Report on Form 10-KSB for fiscal 2005 have been audited by Gordon, Hughes, and Banks, L.L.P., independent auditors ("GHB"), as stated in their report appearing therein. Representatives of GHB (1) are not expected to be present at the Special Meeting, (2) will be given the opportunity to make a statement if they so desire, and (3) are not expected to be available to respond to appropriate questions.

         The following is a summary of the fees billed to the Company by GHB for professional services rendered for the 2005 and 2004 fiscal years:

                                              Percentage of 2005 Fees                            Percentage of 2004
                                              ------------------------                           ------------------
Fee Category                                   Approved by the Board                            Fees Approved by the
------------                                   ---------------------                            --------------------
                            Fiscal 2005 Fees                               Fiscal 2004 Fees             Board
                            ----------------                               ----------------             -----
Audit Fees......................$24,630                 100%                   $18,250                  100%
Audit-Related Fees.................$0                   100%                      $0                    100%
Tax Fees.........................$5750                  100%                      $0                    100%
All Other Fees...................$5250                  100%                      $0                    100%
                                -------                                        -------
Total Fees......................$35,630                                        $18,250
                                -------                                        -------

Audit Fees. Consist of fees billed for professional services rendered for the audit of the Company's annual financial statements and review of the interim financial statements included in the Company's quarterly reports on Forms 10-QSB and related services.

Audit-Related Fees. Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees" above.

Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees. Consist of fees for services other than the services reported above.

The Company does not have a standing audit committee. The full Board of Directors is performing the functions of the audit committee. The Board of

Director's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis. As illustrated in the table set forth above, the Board of Directors pre-approved each audit and non-audit service rendered to the Company by its independent Auditors and no services were approved using the de minimus exception afforded by Rule 2-01(c)(7)(i)(C) of Regulation S-X.


INCORPORATION BY REFERENCE

         To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the section of this Proxy Statement entitled "Report of the Audit Committee" (to the extent permitted by the rules of the Securities and Exchange Commission) will not be deemed incorporated, unless specifically provided otherwise in such filing.

OTHER MATTERS

         At the date hereof, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Special Meeting. If other matters come before the Special Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

                                        By Order of the Board of Directors,



                                        John M. Jacobs
                                        President


Charleston, West Virginia
October [__,] 2005